UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2021

OAKTREE ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39526	98-1551592
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

333 South Grand Avenue 28th Floor Los Angeles, CA	90071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 830-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-fourth of one redeemable warrant	OACB.U	New York Stock Exchange
Class A ordinary shares included as part of the units	OACB	New York Stock Exchange
Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	OACB WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the staff of the Securities and Exchange Commission (the “SEC”) issued a public statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants issued by Special Purpose Acquisition Companies” (“SPACs”) (the “Statement”). In the Statement, the SEC staff expressed its view that certain terms and conditions common to SPAC warrants may require the warrants to be classified as liabilities on the SPAC’s balance sheet as opposed to equity. Since issuance on September 21, 2020, the outstanding warrants (“Warrants”) to purchase Class A ordinary shares of Oaktree Acquisition Corp. II (the “Company”) were accounted for as equity within the Company’s balance sheet, and after discussion and evaluation, including with the Company’s independent auditors, the Company has concluded that the Warrants should be presented as liabilities with subsequent fair value remeasurement.

On May 12, 2021, the Audit Committee of the Board of Directors of the Company concluded, after discussion with the Company’s management, that the Company’s audited consolidated financial statements for the period from August 5, 2020 (inception) through December 31, 2020 as included in the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2021 (the “Original 10-K”), the unaudited consolidated financial statements for the period from August 5, 2020 (inception) through September 30, 2020 as included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 13, 2020 and the audited balance sheet as of September 21, 2020 as included in the Company’s Current Report on Form 8-K filed with the SEC on September 25, 2020 (the “Non-Reliance Periods”) should no longer be relied upon due to a misapplication in the guidance around accounting for certain of the Company’s Warrants. Similarly, the audit report of the Company’s current independent registered public accounting firm, WithumSmith+Brown, PC (“Withum”) included in the Original 10-K should no longer be relied upon. As soon as practicable after the filing of this Current Report on Form 8-K, the Company will file an amendment to the Original Form 10-K reflecting the reclassification of the Warrants for the Non-Reliance Periods and restating (i) certain items on the Company’s previously issued audited balance sheet dated as of September 21, 2020, which were included in the Company’s Current Report on Form 8-K filed with the SEC on September 25, 2020, (ii) the Company’s previously issued unaudited financial statements as of September 30, 2020 and for the period from August 5, 2020 (inception) to September 30, 2020, which were included in the Company’s Quarterly Report on Form 10-Q for such period filed with the SEC on November 13, 2020, and (iii) the Company’s previously issued audited financial statements as of December 31, 2020 and for the period from August 5, 2020 (inception) through December 31, 2020, which were included in the Original 10-K.

The Audit Committee has discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Withum. Withum was provided with a copy of the disclosures made herein and was given the opportunity, no later than the day of the filing of this Current Report on Form 8-K, to review these disclosures.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAKTREE ACQUISITION CORP. II

Date: May 18, 2021	By:	/s/ Zaid Pardesi
Zaid Pardesi
Chief Financial Officer and Head of M&A